UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 30, 2013

CELATOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54852	20-2680869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303B College Road East Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 243-0123

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On January 30, 2013, Celator Pharmaceuticals, Inc. (the “Company”) dismissed Deloitte LLP (“Deloitte”) as the Company’s independent registered chartered accounting firm, which dismissal was approved by the Audit Committee of the Company’s Board of Directors on January 30, 2013.

During the two years ended December 31, 2011 and 2010, Deloitte’s audit report on the Company’s balance sheets as of December 2011 and 2010 and the results of the Company’s operations and cash flows for each of the two years in the period ended December 31, 2011 and for the period from November 18, 1999 (date of incorporation) to December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except Deloitte’s audit report on the Company’s balance sheets as of December 2011 and 2010 and the results of the Company’s operations and cash flows for each of the two years in the period ended December 31, 2011 and for the period from November 18, 1999 (date of incorporation) to December 31, 2011 included an explanatory paragraph relating to the ability of the Company to continue as a going concern.

During the fiscal years ended December 31, 2011 and December 31, 2010 and the subsequent interim period through January 29, 2013: (i) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On January 31, 2013, the Company provided Deloitte with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated February 4, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On January 30, 2013, the Audit Committee of the Company’s Board of Directors approved the engagement of KPMG LLP (“KPMG”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2012.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through January 30, 2013, the date of engagement of KPMG, the Company did not consult with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter dated February 4, 2013 from Deloitte LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELATOR PHARMACEUTICALS, INC.

By:	/s/ Fred Powell
Fred Powell, Vice President and Chief Financial Officer

Date: February 4, 2013